OTHER ASSETS	12 Months Ended
Dec. 31, 2010
Other Assets Disclosure [Abstract]
OTHER ASSETS
NOTE 17: OTHER ASSETS

Other assets at December 31, comprised:
	2009	2010
	(EUR in thousands)
Insurance related assets	820,271	808,429
Deferred tax assets	396,029	1,066,580
Prepaid income taxes	256,542	191,821
Assets acquired through foreclosure proceedings	158,060	175,541
Brokerage auxiliary funds	19,757	10,378
Brokerage services settlement receivables	10,710	2,997
Private equity: Investees Assets	69,387	87,289
Prepaid expenses	99,140	165,246
Advances to employees	61,994	27,037
Unlisted equity securities	74,738	94,222
Hellenic Deposit and Investment Guarantee Fund	110,472	227,078
Receivables from Greek State	140,839	204,282
Checks and credit card transactions under settlement	128,977	221,922
Securities transactions under settlement	362,709	16,082
Trade and other receivables	112,495	112,164
Other	416,706	360,856
Total	3,238,826	3,771,924

In accordance with article 6 of Law 3714/7.11.2008 the amount of deposits guaranteed by the Hellenic Deposit and Investment Guarantee Fund (HDIGF), increased from EUR 20 thousand to EUR 100 thousand per client. Accordingly, the contributions paid by banks to HDIGF increased from 2008 onwards. The Law 3746/16.2.2009 concerning HDIGF provides that the excess of annual contributions calculated in accordance with the above article 6 of Law 3714/2008, will be included in a special reserve which will be jointly owned by the credit institutions in proportion to their participation. In accordance with article 10 of Law 3746/16.2.2009, HDIGF guarantees up to an amount of EUR 30 thousand per client for investing activities. In 2010, the participating credit institutions paid the first contributions relating to article 10. Therefore, the contributions paid by credit institutions to HDIGF increased from 2010 onwards. Law 3746 provides that the said contributions will be included in a special reserve which will be jointly owned by the credit institutions in proportion to their participation